United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2023

PureCycle Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40234	86-2293091
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5950 Hazeltine National Drive,	Suite 300,	Orlando	32822
Florida
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (877) 648-3565

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	PCT	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock, $0.001 par value per share, at an exercise price of $11.50 per share	PCTTW	The Nasdaq Stock Market LLC
Units, each consisting of one share of common stock, $0.001 par value per share, and three quarters of one warrant	PCTTU	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As more fully described in the definitive proxy statement (the “Proxy Statement”) of PureCycle Technologies, Inc. (the “Company”) relating to its 2023 annual meeting of stockholders (the “Annual Meeting”) as filed with the Securities and Exchange Commission on March 31, 2023, the board of directors (the “Board”) of the Company proposed amendments to the Company’s amended and restated certificate of incorporation that would declassify the Board so that each director would stand for election annually starting at the Annual Meeting (the “proposed amendments”). The proposed amendments are subject to and contingent on stockholder approval at the Annual Meeting.
On March 29, 2023, in order to effect the declassification of the Board if the proposed amendments are approved by the stockholders at the Annual Meeting, the Company’s Class I and Class III directors – consisting of Steven Bouck, Tanya Burnell, Fernando Musa, Dustin Olson and Dr. John Scott – tendered their resignations as members of the Board contingent and effective upon stockholder approval of the proposed amendments at the Annual Meeting. The resignations are solely for purposes of effecting the declassification of the Board if the charter amendment is approved. These directors have agreed to stand for re-election at the Annual Meeting if the Board is declassified. Therefore, if elected to serve on the declassified Board of directors at the Annual Meeting, all of these directors will continue on the Board following the Annual Meeting, until the next annual meeting or their earlier resignation or removal. The conditional resignations of the Class I and Class III directors were not due to any disagreement with the Company, the Board or the management of the Company.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURECYCLE TECHNOLOGIES, INC.
By: /s/ Lawrence Somma____________________
Name: Lawrence Somma
Title: Chief Financial Officer

Date: April 3, 2023